UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2026

RELIANCE GLOBAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-40020	46-3390293
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Blvd. of the Americas, Suite 105 Lakewood, New Jersey	08701
(Address of Principal Executive Offices)	(Zip Code)

(732) 380-4600

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.086 per share	EZRA	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 2, 2026, the Board of Directors (the “Board”) of Reliance Global Group, Inc. (the “Company”) declared a dividend of one preferred share purchase right (a “Right”), payable on September 18, 2026, for each share of common stock, par value $0.086 per share, of the Company (the “Common Shares”) outstanding as of the close of business on September 18, 2026 (the “Record Date”). In connection with the distribution of the Rights, the Company entered into a Rights Agreement (the “Rights Agreement”), dated as of September 3, 2026, between the Company and VStock Transfer, LLC, as rights agent. VStock Transfer, LLC also serves as the transfer agent for the Common Shares. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Preferred Stock, par value $0.086 per share, of the Company (the “Preferred Shares”) at a price of $14.00 per one one-thousandth of a Preferred Share represented by a Right (the “Purchase Price”), subject to adjustment.

The Rights are in all respects subject to and governed by the provisions of the Rights Agreement. The following description of the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Rights Agreement, which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Distribution Date; Exercisability; Expiration

Initially, the Rights will be attached to all Common Share certificates and no separate certificates evidencing the Rights (“Right Certificates”) will be issued. Until the Distribution Date (as defined below), the Rights will be transferred with and only with the Common Shares. As long as the Rights are attached to the Common Shares, the Company will issue one Right with each new Common Share so that all such Common Shares will have Rights attached.

The Rights will separate and begin trading separately from the Common Shares, and separate Right Certificates will be issued to evidence the Rights, on the earlier to occur of (i) the Close of Business (as such term is defined in the Rights Agreement) on the tenth day following a public announcement, or the public disclosure of facts indicating, that a Person (as such term is defined in the Rights Agreement) or group of affiliated or associated Persons has acquired Beneficial Ownership (as defined below) of 15% or more of the outstanding Common Shares (an “Acquiring Person”) (or, in the event the Board determines, on or before such tenth day, to effect an exchange in accordance with Section 24 of the Rights Agreement and the Board determines that a later date is advisable, then such later date) or (ii) the Close of Business on the tenth Business Day (as such term is defined in the Rights Agreement) (or such later date as may be determined by action of the Board prior to such time as any Person becomes an Acquiring Person) following the commencement of a tender offer or exchange offer the consummation of which would result in any Person becoming an Acquiring Person (the earlier of such dates, the “Distribution Date”). As soon as practicable after the Distribution Date, unless the Rights are recorded in book-entry or other uncertificated form, the Company will prepare and cause the Right Certificates to be sent to each record holder of Common Shares as of the Distribution Date.

An “Acquiring Person” will not include (i) the Company, (ii) any Subsidiary (as such term is defined in the Rights Agreement) of the Company, (iii) any employee benefit plan of the Company or of any Subsidiary of the Company, (iv) any entity holding Common Shares for or pursuant to the terms of any such employee benefit plan or (v) any Person who or which, together with all Affiliates and Associates (as such terms are defined in the Rights Agreement) of such Person, at the time of the first public announcement of the Rights Agreement, is a Beneficial Owner of 15% or more of the Common Shares then outstanding (a “Grandfathered Stockholder”). However, if a Grandfathered Stockholder becomes, after such time, the Beneficial Owner (other than pursuant to the vesting or exercise of any equity awards issued to a director, officer or employee of the Company or any Subsidiary pursuant to any equity incentive plan of the Company, or pursuant to additional grants of any such equity awards) of any additional Common Shares (regardless of whether, thereafter or as a result thereof, there is an increase, decrease or no change in the percentage of Common Shares then outstanding Beneficially Owned (as such term is defined in the Rights Agreement) by such Grandfathered Stockholder) then such Grandfathered Stockholder shall be deemed to be an Acquiring Person unless, upon such acquisition of Beneficial Ownership of additional Common Shares, such person is not the Beneficial Owner of 15% or more of the Common Shares then outstanding. In addition, upon the first decrease of a Grandfathered Stockholder’s Beneficial Ownership below 15%, such Grandfathered Stockholder will no longer be deemed to be a Grandfathered Stockholder. In the event that after the time of the first public announcement of the Rights Agreement, any agreement, arrangement or understanding pursuant to which any Grandfathered Stockholder is deemed to be the Beneficial Owner of Common Shares expires, is settled in whole or in part, terminates or no longer confers any benefit to or imposes any obligation on the Grandfathered Stockholder, any direct or indirect replacement, extension or substitution of such agreement, arrangement or understanding with respect to the same or different Common Shares that confers Beneficial Ownership of Common Shares shall be considered the acquisition of Beneficial Ownership of additional Common Shares by the Grandfathered Stockholder and render such Grandfathered Stockholder an Acquiring Person for purposes of the Rights Agreement unless, upon such acquisition of Beneficial Ownership of additional Common Shares, such person is not the Beneficial Owner of 15% or more of the Common Shares then outstanding.

“Acquiring Person” shall not include any Person which, together with all Affiliates and Associates of such Person, is the Beneficial Owner of Common Shares representing less than 20% of the Common Shares then outstanding, and which is entitled to file, and files, a statement on Schedule 13G pursuant to Rule 13d-1(b) or Rule 13d-1(c) of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to the Common Shares Beneficially Owned by such Person (a “13G Investor”); provided, that a Person shall not qualify as a 13G Investor if it has filed a statement on Schedule 13D (“Schedule 13D”) in the past five years with respect to Common Shares Beneficially Owned by such Person pursuant to Rule 13d-1(a), 13d-1(e), 13d-1(f) or 13d-1(g) of the General Rules and Regulations under the Exchange Act; provided, further, that a Person who was a 13G Investor shall no longer be a 13G Investor if it either (i) files a statement on Schedule 13D or (ii) becomes no longer entitled to file a statement on Schedule 13G (the earlier to occur of (i) and (ii), the “13D Event”), and such Person shall be an Acquiring Person if it is the Beneficial Owner (together with all Affiliates and Associates) of 15% or more of the Common Shares then outstanding at any point from and after the time of the 13D Event; provided however, such Person shall not be an Acquiring Person if (i) on the first Business Day after the 13D Event such Person notifies the Company of its intent to reduce its Beneficial Ownership to below 15% as promptly as practicable and (ii) such Person reduces its Beneficial Ownership (together with all Affiliates and Associates of such Person) to below 15% of the Common Shares as promptly as practicable (but in any event not later than 10 days from such time); provided, further, that such Person shall become an “Acquiring Person” if after reducing its Beneficial Ownership to below 15% it subsequently becomes the Beneficial Owner of 15% or more of the Common Shares or if, prior to reducing its Beneficial Ownership to below 15%, it increases (or makes any offer or takes any other action that would increase) its Beneficial Ownership of the then-outstanding Common Shares above the lowest Beneficial Ownership of such Person at any time during such 10-day period.

In addition, a Person will not become an Acquiring Person (i) solely as a result of an acquisition or redemption of Common Shares by the Company that, by reducing the number of Common Shares outstanding, increases the proportionate number of Common Shares Beneficially Owned by such Person, subject to certain exceptions set forth in the Rights Agreement, (ii) solely as a result of the acquisition of, or being deemed the Beneficial Owner of, Common Shares acquired or held pursuant to, and in compliance with the terms of, the Company’s existing committed equity financing agreement with White Lion Capital, LLC, provided that such Person does not have any intention of changing or influencing control of the Company and, other than pursuant to such agreement, is not then the Beneficial Owner of 15% or more of the Common Shares then outstanding, (iii) solely as a result of the acquisition of, or being deemed the Beneficial Owner of, Common Shares (or securities exercisable for or convertible into Common Shares, including warrants) acquired or held by such Person in its capacity as an underwriter, initial purchaser, placement agent, sales agent or similar agent for the Company in connection with a bona fide public offering or at-the-market offering program of securities by the Company, or solely as a result of the ownership of unexercised warrants issued by the Company to such Person as compensation for services rendered in connection with any such offering, in each case provided that such Person does not have any intention of changing or influencing control of the Company, or (iv) if the Board, with the concurrence of a majority of the members of the Board who are not, and are not representatives, nominees, Affiliates or Associates of, such Person, determines in good faith that such Person became an Acquiring Person inadvertently and without any intention of changing, obtaining or influencing control of the Company, and such Person divests as promptly as practicable a sufficient number of Common Shares so that such Person would no longer be an Acquiring Person. The Rights Agreement contains a similar exception for certain bona fide swaps dealers acting in the ordinary course of their business.

“Beneficial Ownership” is defined in the Rights Agreement to include any securities (i) which a Person or any of such Person’s Affiliates or Associates beneficially owns, directly or indirectly, within the meaning of Rules 13d-3 or 13d-5 promulgated under the Securities Exchange Act of 1934, as amended, or has the right or ability to vote, or the right to acquire, pursuant to any agreement, arrangement or understanding (except under limited circumstances), (ii) which are directly or indirectly Beneficially Owned by any other Person with which a Person has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of such securities, or cooperating in changing, obtaining or influencing control of the Company, or (iii) which are the subject of, or reference securities for, or that underlie, certain derivative positions of any Person or any of such Person’s Affiliates or Associates.

The Rights are not exercisable until the Distribution Date. The Rights will expire on the Close of Business on September 3, 2027 (the “Final Expiration Date”).

Exempt Persons and Transactions

The Board may, in its sole and absolute discretion, determine that a Person is exempt from the Rights Agreement (an “Exempt Person”), so long as such determination is made prior to such time as such Person becomes an Acquiring Person. Any Person will cease to be an Exempt Person if the Board makes a contrary determination with respect to such Person regardless of the reason therefor. In addition, the Board may, in its sole and absolute discretion, exempt any transaction from triggering the Rights Agreement, so long as the determination in respect of such exemption is made prior to such time as any Person becomes an Acquiring Person. In connection with the adoption of the Rights Agreement, the Board designated as Exempt Persons (i) Ezra Beyman, the Company’s Chairman and Chief Executive Officer, (ii) the members of Mr. Beyman’s immediate family, (iii) any trust, estate or other entity established for the benefit of Mr. Beyman or any member of his immediate family and (iv) any entity directly or indirectly controlled by Mr. Beyman or any member of his immediate family.

Flip-in Event

If a Person or group becomes an Acquiring Person at any time after the date of the Rights Agreement (with certain limited exceptions), the Rights will become exercisable for Common Shares having a value equal to two times the exercise price of the Right. From and after the announcement that any Person has become an Acquiring Person, if the Rights evidenced by a Right Certificate are or were acquired or Beneficially Owned by an Acquiring Person or any Associate or Affiliate of an Acquiring Person, such Rights shall become void, and any holder of such Rights shall thereafter have no right to exercise such Rights. If the Board so elects, the Company may deliver upon payment of the exercise price of a Right an amount of cash, securities, or other property equivalent in value to the Common Shares issuable upon exercise of a Right.

Exchange

At any time after a Stock Acquisition Date (as such term is defined in the Rights Agreement), the Board may exchange the Rights (other than Rights owned by any Person which have become void), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment). The Company may issue, transfer or deposit such Common Shares (or other property as permitted under the Rights Agreement) to or into a trust or other entity created upon such terms as the Board may determine and may direct that all holders of Rights receive such Common Shares or other property only from the trust. In the event the Board determines, before the Distribution Date, to effect an exchange, the Board may delay the occurrence of the Distribution Date to such time as it deems advisable.

Flip-over Event

If, at any time after a Person becomes an Acquiring Person, (i) the Company consolidates with, or merges with, any other Person (or any Person consolidates with, or merges with, the Company) and, in connection with such consolidation or merger, all or part of the Common Shares are or will be changed into or exchanged for stock or other securities of any other Person or cash or any other property; or (ii) 50% or more of the Company’s consolidated assets or Earning Power (as defined in the Rights Agreement) are sold, then proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right.

Redemption

At any time prior to the time any Person becomes an Acquiring Person, the Board may redeem the Rights in whole, but not in part, at a price of $0.001 per Right, subject to adjustment (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Amendment

The terms of the Rights may be amended by the Board without the consent of the holders of the Rights, except that from and after such time as any Person becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights (other than the Acquiring Person and its Affiliates and Associates).

Preferred Stock Rights

Each one-thousandth of a Preferred Share will entitle the holder thereof to the same dividends, voting and liquidation rights as if the holder held one Common Share and will be treated the same as a Common Share in the event of a merger, consolidation or other share exchange.

Rights of Holders

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

Qualifying Offer

The Rights Agreement includes a “Qualifying Offer” provision. If a Person makes a fully financed, all-cash tender offer (or an offer consisting solely of common stock of the offeror) for all outstanding Common Shares at a premium to the then-current market price, and such offer meets specified conditions set forth in the Rights Agreement (including remaining open for at least 60 Business Days and being subject to a non-waivable majority-of-the-minority tender condition), and the Board has not redeemed the Rights, terminated the Rights Agreement, or exempted such offer within 60 Business Days, then holders of at least 10% of the outstanding Common Shares (excluding those held by the offeror and its affiliates) may request the Board to call a special meeting of stockholders to vote on redemption of the Rights. The Board must, within 90 Business Days following receipt of a valid request, submit to stockholders a resolution recommending redemption of the Rights, and must redeem the Rights if the resolution is approved by a majority of the votes cast by holders of Common Shares (excluding Common Shares held by the offeror and its Affiliates and Associates).

Anti-Takeover Effects

The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to any person or group that attempts to acquire the Company without the approval of the Board. The Rights should not interfere with any merger or other business combination approved by the Board. The Rights Agreement does not contain a dead-hand provision.

Item 3.03 Material Modifications to Rights of Security Holders.

The information set forth under Items 1.01 and 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the Rights Agreement, on September 3, 2026, the Company filed a Certificate of Designations of Series A Preferred Stock with the Florida Department of State. The Certificate of Designations designates 100,000 shares of the preferred stock of the Company as Series A Preferred Stock and sets forth the rights, preferences and privileges thereof. The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference. A copy of the Certificate of Designations of Series A Preferred Stock is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01 Other Events.

On September 3, 2026, the Company issued a press release announcing the adoption of the Rights Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Designations of Series A Preferred Stock of Reliance Global Group, Inc., as filed with the Florida Department of State on September 3, 2026.
4.1	Rights Agreement, dated as of September 3, 2026, between Reliance Global Group, Inc. and VStock Transfer, LLC, as rights agent (which includes the form of Certificate of Designations of Series A Preferred Stock attached as Exhibit A thereto and the Form of Right Certificate attached as Exhibit B thereto).
99.1	Press Release dated September 3, 2026.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANCE GLOBAL GROUP, INC.

Date: September 3, 2026	By:	/s/ Ezra Beyman
Ezra Beyman
Chief Executive Officer